CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

MARCH 31, 2019

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 2019 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative net assets are as follows:

	Mar. 31, 2019	Dec. 31, 2018	Mar. 31, 2018
Net assets	$876,903,295	$765,342,588	$819,741,488
Net assets per share of Common Stock	$34.41	$30.02	$32.60
Shares of Common Stock outstanding	25,482,666	25,496,847	25,146,616

Comparative operating results are as follows:

	Three months ended March 31,
	2019		2018
Net investment income	$5,489,626		$6,165,409
Per share of Common Stock	.22	*	.25 *
Net realized gain on sale of investments	7,582,127		14,276,708
Increase (decrease) in net unrealized appreciation of investments	98,830,673		(27,114,888)
Increase (decrease) in net assets resulting from operations	111,902,426		(6,672,771)

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 20, 2019, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2019.

     In the quarter ended March 31, 2019, the Corporation repurchased 17,181 shares of its Common Stock at an average price of $24.91 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

     Stockholder inquiries are welcome.

Wilmot H. Kidd           John C. Hill           Andrew J. O’Neill

630 Fifth Avenue
New York, NY 10111
April 17, 2019

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2019
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2019
American Express Company	30,000		180,000
Brady Corporation		35,000	285,000
Capital One Financial Corporation	30,000		330,000
Heritage-Crystal Clean, Inc.		10,000	690,000
JPMorgan Chase & Co.	50,000		230,000
Keysight Technologies, Inc.		45,000	250,000
Motorola Solutions, Inc.		20,000	280,000
Roche Holdings Ltd. ADR	300,000		300,000
Roper Technologies, Inc.		5,000	60,000
Star Group, L.P.	65,984		560,092
Wells Fargo & Company		250,000	—

TEN LARGEST INVESTMENTS
March 31, 2019
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$179.1	20.4%	1982
Coherent, Inc.	13.5	49.6	5.7	2007
Analog Devices, Inc.	6.2	47.4	5.4	1987
Intel Corporation	7.6	45.1	5.1	1986
Hess Corporation	31.2	42.2	4.8	2017
Motorola Solutions, Inc.	12.9	39.3	4.5	2000
Capital One Financial Corporation	20.2	27.0	3.1	2013
JPMorgan Chase & Co.	13.0	23.3	2.7	2010
Amazon.com	3.8	23.1	2.6	2014
Rayonier Inc.	20.8	22.1	2.5	2014

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd IV
C. Carter Walker, Jr., Director Emeritus

OFFICERS

Wilmot H. Kidd, Chief Executive Officer
John C. Hill, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 505000, Louisville, KY 40233
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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